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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       February 16, 2005
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

                Illinois                     0-1349              04-1864170
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      (State or other jurisdiction        (Commission           (IRS Employer
           of incorporation)              File Number)       Identification No.)

     225 Windsor Drive, Itasca, IL                                  60143
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  MATERIAL DEFINITIVE AGREEMENTS

On February 16, 2005, the Company entered into an amendment with Fleet National Bank and LaSalle Bank N.A. to its U.S. credit facility extending until February 28, 2005, as the date by which certain landlord waivers must be obtained.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit      Description
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Exhibit 10    Letter Amendment to Fifth Amendment to Second Amended and Restated
              Revolving Credit Agreement among Enesco Group, Inc., Fleet
              National Bank and LaSalle Bank N.A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Enesco Group, Inc.
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 (Registrant)

Date  February 17, 2005                      By: /s/ Cynthia Passmore-McLaughlin
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                                                Cynthia Passmore-McLaughlin,
                                                President and  CEO